cbdMD

POWERED BY NATURE. ENHANCED BY *SCIENCE.*

NYSE American YCBD

NYSE American YCBD PR A

February 2020

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase our market share, our limited operating history, our ability to expand our business and significantly increase our revenues, our ability to effectively leverage our brand partnerships and sponsorships, our ability to effectively compete in our market, our ability to achieve our net sales guidance, and our ability to report profitable operations in the future. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 as filed with the Securities and Exchange Commission (the "SEC") on December 18, 2019 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this presentation.


ORANGE
cbdMD
PREMIUM
CBD OIL
1500MG
1oz / 30mL
MADE IN THE U.S.A.
cbdMD

AN INDUSTRY LEADER WITH THE HIGHEST STANDARD

YCBD
NYSE

First American CBD company to be traded on a national exchange. NYSE American: YCBD



cbdMD

KEY METRICS

Common Shares	YCBD
8% Series A cumulative Convertible Preferred	YCBD.PR.A
Exchange	NYSE American
Recent Common Price[1]	$1.19
52 Week Range	$0.99 - $7.24
Common Shares Outstanding[2,3]	46.2 M
Market Cap[1]	$56.14 M
FY End	Sept. 30



* SHARE OWNERSHIP
Public Float
70%
Management &
Insiders 30%
* As of 2/14/20

[1] as of 2/14/20.
[2] Excludes up to 833,500 Shares of common stock issuable upon conversion of 500,000 shares of 8% Series A cumulative Convertible Preferred stock.
[3] Excludes up to 15,250,000 in potential earn-out shares.

WHAT IS CBD?





CBD, short for cannabidiol, is a chemical compound from the cannabis plant. Cannabidiol is a phytocannabinoid discovered in 1940, It is one of some 113 identified cannabinoids in cannabis plants and accounts for up to 40% of the plant's extract. It's a naturally occurring substance that's used in products like oils and edibles to impart a feeling of relaxation and calm. Unlike its cousin tetrahydrocannabinol (THC), it's not psychoactive, meaning it doesn't have a strong effect on cognitive brain activity and doesn't cause the "high" associated with marijuana.

CONGRESS TAKES ACTION

cbdMD



On December 20, 2018, the Farm Bill was signed into law

- Hemp was de-scheduled and removed from the Controlled Substances Act (CSA)
- Hemp was removed from the jurisdiction of the Drug Enforcement Agency (DEA)
- "Hemp" is now defined as Cannabis sativa, containing no more than 0.3% THC
- cbdMD provides the highest standards with THC-FREE* products

THC-free is defined as undetectable at the lowest level which can be consistently detected using valid scientific analytical tools.


CBD MARKET FORECASTS
cbdMD
Currently, at $4B in retail sales, the U.S. CBD industry could reach $15B by 2023
8
Source: Cantor Fitzgerald, November 2019

SAFETY & QUALITY STANDARDS

100% U.S. GROWN
Our CBD is sourced domestically from hemp grown pursuant to the 2018 Farm Bill.

HYBRID BROAD SPECTRUM MANUFACTURING PROCESS
With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

THIRD PARTY TESTING
We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.

CERTIFICATION

- Anticipate GMP certification by FQ2, 2020
- After successful GMP certification, NSF & NASC certification process will commence
- Obtaining the NASC certification increases expectations of PAW CBD acceptance and product placement in the coveted Big Box retailers.


cbdMD

cbdMD

THC FREE*

POWERED BY NATURE. **ENHANCED BY *SCIENCE*.**

OVER 100 LEADING PRODUCTS **FOR ALL NEEDS**


PAIN RELIEVING GEL
cbdMD
PREMIUM
FREEZE
1500
FREEZ
300
PAIN RELIEF FROM
BACKACHES
SORE MUSCLES
JOINT PAIN
MOISTURIZING LOTION
REVIVE
300
HYDRATION FORMULA
COCONUT OIL
ALOE VERA
ESSENTIAL OILS
SOFTGEL CAPSULES
CBD OIL
3000 MG
CAPSULES
CBD OIL
450 MG
CBD OIL
1500 MG
TROPICAL MIX
GUMMIES
750 MG
CBD OIL
1000 MG
CBD OIL
750 MG
CBD PM
500 MG
INFLAMMATION FORMULA
RECOVER
750
RECOVER
1500
DEEP PENETRATING RELIEF

**THC-free is defined as undetectable at the lowest level which can be consistently detected using valid scientific analytical tools.*

PET INDUSTRY


paw cbd
Powered by cbdMD

- **Pet sales in the US are projected to be $75B in 2019 [1]**
- **There are over 250,000 pet stores, veterinarian clinics and grooming locations in the US [2]**
  - Pet Stores 19,000
  - Veterinarian Practices 54,000
  - Grooming locations 120,000
- **There are 184M dogs/cats in the US [3]**
  - Dogs - 90M
  - Cats - 94M
  - 68% of HH's own a pet
- **Over 85M households for Paw CBD to target**

(1) https://americanpetproducts.org/press_industrytrends.asp
(2) https://ibisworld.com/united-states/market-research-reports
(3) https://www.statista.com/forecasts/978073/number-of-pets-in-us-households (2017)

A ROBUST REVENUE RAMP

cbdMD


$5.7M
$8.0M
$9.5M
$10.14M
Quarter Ending March 31 2019
Quarter Ending June 30 2019
Quarter Ending Sept. 30 2019
Quarter Ending Dec. 31 2019

RECOGNITION AND ACCOLADES

cbdMD



- Official founder of National CBD Day (8/8) & National Hemp Day (2/4)
- "Trend followers should look to emulate cbdMD's efforts, using creativity and strategy", **Brightfield Group**, July 2019, after placing cbdMD in the Top 10 domestic brands in two categories, Topicals and Skincare/Beauty, as well as, naming cbdMD the **"Brand to Watch"**.
- **Meltwater**, a media intelligence and monitoring firm, ranked cbdMD #1 in **"share of voice"** throughout the entire CBD industry for the 3 months ended September 30, 2019.
- November 2019, a survey conducted by **Brightfield Group**, polling 3,500 CBD users, cbdMD ranked the **highest** in terms of overall satisfaction, as well as, **highest** in unaided consumer awareness.
- Paw CBD's Calming Turkey CBD Soft Chews received top honors, Pet Business Magazine, December 2019 issue, as top CBD product in their dog calming aid category.

POWERFUL BRAND BUILDING & EXECUTIVE TEAM

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
co-CEO of cbdMD
& Chairman of the Board



SCOTT COFFMAN
co-CEO of cbdMD
& Board Member



CARYN DUNAYER
President of cbdMD



MARK S. ELLIOTT
Cheif Financial Officer of cbdMD

BOARD OF DIRECTORS



ANTHONY K. SHRIVER
CEO of Best Buddies International



BAKARI SELLERS
Attorney, political analyst CNN, former member South Carolina House of Representatives



SEYMOUR SIEGEL
President Siegel Rich, Inc.



GREG MORRIS
Vice President of Human Resources for Healthstat



PETER J. GHILONI
Former Chief Executive of Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of DataTech Global, LLC

* DIVERSE SALES CHANNEL


63%
E-Commerce
cbdMD.com
37%
Wholesale &
Retail

* Fiscal Year ended September 30, 2019

2020 NET SALES CHANNEL GOALS

- **55% E-Commerce**
- **45% Wholesale & Retail**

Our retail reach is now over 4,000 U.S. locations

- Discussions with national retail and distribution accounts
- Actively expanding distribution channel that included: Grocery, Drug, Fitness, Pet, Natural/ Specialty Retailers & Big Box.

TIMES SQUARE
DECEMBER 2018



cbdMD
cbdMD
PREMIUM
CBD OIL
750MG
ALL NATURAL
RELIEF
www.cbdMD.com
BARCLAYS
cbdMD
cbdMD

ROBUST MARKETING CAMPAIGN

First CBD company allowed to advertise in Times Square

cbdMD

INNOVATIVE PARTNERSHIP


LIFE TIME
ATHLETIC
LIFE CAFE
LIFE SPA

cbdMD

EXCLUSIVE CBD PARTNER OF LIFE TIME

With 140+ destinations across North America, Life Time has encompassed healthy living, healthy work and healthy entertainment by providing its members with an unmatched health and wellness experience.

UNIQUE MEDIA OUTREACH


60 CAPSULES
cbdMD
PREMIUM
CBD OIL
1500MG
MADE IN THE U.S.A.

BARSTOOL SPORTS®

CHICKS IN THE OFFICE

SECT10N A RED SOX PODCAST PRESENTED BY SeatGeek

PARDON MY TAKE

THE SHORT PORCH

FORE PLAY BARSTOOL SPORTS PRESENTED BY Supreme Golf

KFC RADIO

BARSTOOL RUNDOWN

BARSTOOL SPORTS

cbdMD announces comprehensive media partnership with Barstool Sports, a sports and pop culture media company founded by Dave Portnoy.

Team cbdMD

TOP ATHLETES ***TRUST OUR HIGH STANDARDS***

BIGGEST NAMES IN SPORTS TRUST cbdMD

cbdMD


cbdMD
FOX BUSINESS

cbdMD & Bubba Watson
at the NYSE


cbdMD
BIG3
OFFICIAL CBD PARTNER OF THE BIG3
adidas
cbdMD
BASKETBALL PLAYERS TRUST cbdMD
3 HEADED
MONSTERS


FIGHTERS TRUST cbdMD
cbdMD BELLATOR MMA
OFFICIAL CBD PARTNER OF BELLATOR MMA


MONSTER ENERGY
AMA SUPERCROSS
FIM World Championship
BIKERS TRUST cbdMD
cbdMD
Official CBD Partner of Monster Energy Supercross
and the Monster Energy Cup


Official Title Partner of the World Surf League Jaws Big Wave Championships for the 2019/2020 Big Wave season.
SURFERS TRUST cbdMD
cbdMD
JAWS
BIG WAVE CHAMPIONSHIPS
WORLD SURF LEAGUE
EST. 1976


Steve Smith, Sr.
Kerri Walsh Jennings
Bubba Watson
Ken Block
Lolo Jones
Ryan Sheckler
Quinton "Rampage" Jackson
Jorge Masvidal
Makua Rothman
Jonathan Stewart
Chad Reed
Austin Keen
Jamie O'Brien
Tyron Woodley
James "Flex" Lewis

For More Information

Investor Relations:
John Weston
john.weston@cbdMD.com
704-445-3060 ext. 1103

Scott Gordon
President
CORE IR
377 Oak Street
Garden City, NY 11530
scottg@coreir.com

Public Relations:
cbdMD PR
PR@cbdMD.com
1 (800) 973-3984